CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of California News Tech for the quarter ended September 30, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)     the Quarterly Report on Form 10-QSB of California News Tech for the quarter ended September 30, 2004 fully complies with the requirements of
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, fairly presents in all material respects, the financial condition and results of operations of California News Tech.

By:    /s/ Marian Munz

Name:                                        Marian Munz

Title:                                          Chief Executive Officer
                                                  Director

Date:                                          November 22, 2004

By:    /s/ Robert C. Jaspar

Name:                                        Robert C. Jaspar

Title:                                          Chief Financial Officer
                                                  Director

Date:                                          November 22, 2004

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